Acquisitions	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
Acquisitions
6. Acquisitions
On 29 March 2022 we completed the acquisition of Rincon Mining Pty Limited, the owner of a lithium project in Argentina. Total cash consideration was US$825 million, following approval from Australia’s Foreign Investment Review Board (FIRB). The transaction has been treated as an asset purchase with US$822 million of capitalised exploration and evaluation recorded for the principal economic resource. The balance of total consideration has been allocated to property, plant & equipment and other assets / liabilities. No goodwill was recorded on the transaction as the Rincon project's activities did not, at the time of purchase, meet the definition of a business as defined by IFRS 3 "Business Combinations".